U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549FORM N-14

REGISTRATION STATEMENT UNDER THESECURITIES ACT OF 1933|X|  Pre-Effective Amendment No.  1     |_ |  Post-Effective Amendment No. __

(Check appropriate box or boxes)

AMERICAN NATIONAL INVESTMENTS ACCOUNTS, INC. (Exact Name of Registrant as Specified in Charter)

(281) 334-2469(Area Code and Telephone Number)

2450 South Shore Blvd., Suite 400, League City, Texas  77573(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Teresa E. Axelson

2450 South Shore Blvd., Suite 400

League City, Texas  77573 (Name and Address of Agent for Service)

With a copy to:

Sean A. Monticello

Greer, Herz & Adams, LLP

One MoodyPlaza, 18th Floor

Galveston, Texas  77550

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on September 12, 2008 pursuant to Rule 488.

           An indefinite number of Registrant's shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC. Form N-14Cross Reference SheetPursuant to Rule 481(a) Under the Securities Act of 1933
FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

PART A
Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary; Comparison of the SCMC Portfolio and the Growth Portfolio

Item 4.	Information About the Transaction

Notice of Special Meeting of Shareholders; Questions and Answers; Summary; Comparison of the SCMC Portfolio and the Growth Portfolio; Board Considerations; Information Relating to the Reorganization; Shareholder Rights

Item 5.	Information About the Registrant

Notice of Special Meeting of Shareholders; Summary; Comparison of the SCMC Portfolio and the Growth Portfolio; Board Considerations; Information Relating to the Reorganization; Additional Information about the SCMC Portfolio and the Growth Portfolio

Item 6.	Information About the Company Being Acquired

Notice of Special Meeting of Shareholders; Questions and Answers; Summary; Comparison of the SCMC Portfolio and the Growth Portfolio; Board Considerations; Information Relating to the Reorganization; Additional Information about the SCMC Portfolio and the Growth Portfolio

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Voting Matters

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant dated May 1, 2008(1)

Item 13.	Additional Information About the Company Being Acquired	Statement of Additional Information of the Registrant dated May 1, 2008(1)

Item 14.	Financial Statements

Annual Report of American National Growth Portfolio, a series of the Registrant, dated December 31, 2007(2); Semi-Annual Report of American National Growth Portfolio, a series of Registrant, dated  June 30, 2008(3)

PART C
Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_________
(1)	Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, filed April 17, 2008 (File No. 33-36423).

(2)	Incorporated herein by reference to the Annual Report of American National Growth Portfolio, a series of American National Investment Accounts, Inc., filed February 25, 2008 (File No. 811-06155).

(3)	Incorporated herein by reference to the Semi-Annual Report of American National Growth Portfolio, a series of American National Investment Accounts, Inc., filed August 18, 2008 (File No. 811-06155).

PART A

[American National Letterhead]

September 12, 2008

Dear Owners of Variable Annuity Contracts or Variable Life Insurance Policies:

Our records indicate that you are the owner of a variable annuity contract and/or variable life insurance policy (each a Policy, collectively the Policies) issued by American National Insurance Company (American National) and that you have selected as an investment option within that Policy the American National Small-Cap/Mid-Cap Portfolio (the SCMC Portfolio), a series of American National Investment Accounts, Inc. (the Fund).  The Board of Directors of the Fund has approved, subject to shareholder approval, the merger of the SCMC Portfolio into the American National Growth Portfolio (the Growth Portfolio), a separate series of the Fund.  As a Policy owner that has selected the SCMC Portfolio in your Policy, you are entitled to tell American National, as the record owner of the SCMC Portfolios shares, how to vote the shares represented by your Policy allocation.  Specifically, if you selected the SCMC Portfolio as an investment option within your Policy as of August 29, 2008, you can tell American National whether or not to approve the proposed merger of the SCMC Portfolio into the Growth Portfolio.

As discussed in more detail in the enclosed Proxy Statement/Prospectus, the Board of Directors of the Fund (the Board) made this decision based on several factors, including the relatively small asset size of the SCMC Portfolio, which prevents its efficient operation, its limited prospects for future growth, and the fact that the SCMC Portfolios expense ratios would be higher if not for the continued fee waivers and expense reimbursements by Securities Management and Research, Inc., the Funds investment adviser (SM&R).  The Board believes that by reorganizing the SCMC Portfolio into the larger Growth Portfolio, the Fund can provide more efficient operations.

AMERICAN NATIONAL IS ASKING YOU TO FILL OUT THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT AS INSTRUCTED IN ORDER THAT AMERICAN NATIONAL MAY VOTE ON YOUR BEHALF AT THE SHAREHOLDERS MEETING OF THE SCMC PORTFOLIO.

Assuming shareholders approve the merger, the assets of the SCMC Portfolio will be transferred to the Growth Portfolio in exchange for shares of the Growth Portfolio having an aggregate net asset value equal to the value of the SCMC Portfolio's assets, and the Growth Portfolio will assume all of the SCMC Portfolio's stated liabilities (the "Reorganization").  Shares of the Growth Portfolio received by the SCMC Portfolio in the Reorganization will then be distributed by the SCMC Portfolio to its shareholders, meaning the applicable separate accounts of American National, in liquidation of the SCMC Portfolio, after which the SCMC Portfolio will cease operations.  The value of your Policys interest in the subaccount investing in the Growth Portfolio immediately following the Reorganization will equal the value of your Policys interest in the subaccount that invested in the SCMC Portfolio immediately prior to the Reorganization.

In summary, American National is asking you to fill out the enclosed voting instruction form and return it so that American National can vote on your behalf.

If you have any questions relating to the Reorganization, please feel free to call American National toll-free at

1-800-306-2959.

Sincerely,

American National Insurance Company

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

American National Small-Cap/Mid-Cap Portfolio

Notice of Special Meeting of Shareholders

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

            A Special Meeting of Shareholders (the Meeting) of the American National Small-Cap/Mid-Cap Portfolio (the SCMC Portfolio), a series of American National Investment Accounts, Inc. (the Fund), will be held at the offices of Securities Management and Research, Inc., 2450 South Shore Blvd., Suite 400, League City, Texas  77553, on Monday, October 27, 2008, at 9:30 a.m. Central Time, for the following purposes:

1.                   To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the SCMC Portfolio to the American National Growth Portfolio (the "Growth Portfolio"), a separate series of the Fund, in exchange for shares of the Growth Portfolio having an aggregate net asset value equal to the value of the SCMC Portfolio's assets and the assumption by the Growth Portfolio of the SCMC Portfolio's stated liabilities (the "Reorganization").  Shares of the Growth Portfolio received by the SCMC Portfolio in the Reorganization will be distributed by the SCMC Portfolio to its shareholders in liquidation of the SCMC Portfolio, after which the SCMC Portfolio will cease operations; and

2.             To transact such other business as may properly come before the meeting, or any adjournment thereof.

Shares of the SCMC Portfolio are offered only to certain separate accounts established by American National Insurance Company (American National) to fund variable annuity contracts and variable life insurance policies (collectively referred to as the Policies). American National hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the SCMC Portfolio which are held in these separate accounts in accordance with timely instructions received from the owners of the Policies (Policyowners).

             This Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus and voting instruction form are being delivered to Policyowners of record at the close of business on August 29, 2008 so that they may instruct American National as to the manner in which the SCMC Portfolio shares held by their Policies should be voted at the meeting. Your vote is important. Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage prepaid envelope.

By Order of the Board of DirectorsTeresa E. AxelsonSecretary

League City, TexasSeptember 12, 2008

 AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposal, which will require your vote.
Q.	Why is a special meeting of shareholders being held?

A.

The Board of Directors (the "Board") of American National Investment Accounts, Inc. (the Fund) has called a special meeting of the shareholders of the American National Small-Cap/Mid-Cap Portfolio (the SCMC Portfolio") to vote on a reorganization (the "Reorganization") of the SCMC Portfolio into the American National Growth Portfolio (the Growth Portfolio), a separate series of the Fund.  Securities Management and Research, Inc. ("SM&R"), the investment adviser of the SCMC Portfolio and the Growth Portfolio, has recommended the Reorganization based upon its determination that the SCMC Portfolio may not continue to be a competitive long-term investment option for current and potential investors. Although SM&R has subsidized the SCMC Portfolio's expenses since inception, the SCMC Portfolio has yet to reach critical asset size.  As a result, SM&R recommended the reorganization of the SCMC Portfolio with the larger Growth Portfolio.

Q.	Why are my voting instructions being solicited?

Shares of the SCMC Portfolio and the Growth Portfolio are offered only to separate accounts established by American National Insurance Company (American National) to fund variable annuity contracts and variable life insurance policies (each a Policy, collectively the Policies). American Nationals separate accounts are the shareholders of the Portfolios.   As the owner of a Policy issued by American National that has selected the SCMC Portfolio in your Policy, you are entitled to tell American National, as the record owner of the SCMC Portfolios shares, how to vote the shares represented by your Policy allocation.

Q.	What will happen to my Policy allocation if the Reorganization is approved?

A.

If the applicable separate accounts of American National, as shareholders of the SCMC Portfolio, approve the Reorganization, then after October 31, 2008 (the "Closing Date"), you would no longer have any interest in the SCMC Portfolio through your Policy.  Instead, you would have an interest through your Policy in the Growth Portfolio, and the SCMC Portfolio would cease operations.  The value of your Policys interest in the subaccount investing in the Growth Portfolio immediately following the Reorganization will equal the value of your Policys interest in the subaccount that invested in the SCMC Portfolio immediately prior to the Reorganization.  Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of the Growth Portfolio.

Q.	Why did the Board approve the Reorganization?

A.

The Board unanimously approved the Reorganization for a number of reasons.  Based upon the SCMC Portfolio's small size and its expected sales growth, the SCMC Portfolio is not expected to reach a size that will provide a reasonable expense ratio without subsidies from SM&R.  As a result, the Board concluded that the SCMC Portfolio may not be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to the SCMC Portfolio, concluded that a reorganization into the larger Growth Portfolio was in the best interests of the SCMC Portfolio and its shareholders.

The Board recommends that you vote FOR the Reorganization.

Q.	What are the advantages of the Reorganization for Policyowners who have selected the SCMC Portfolio as an investment option?

A.

Merging the SCMC Portfolio with and into the Growth Portfolio will benefit Policyowners by allowing them to continue their investment in a fund with a similar investment program.  In addition, SM&R may no longer continue to subsidize the SCMC Portfolio's expenses if the Reorganization is not approved by shareholders.  The Reorganization will allow Policyowners to continue their investment in a fund with lower expenses than would be the case if SM&R does not continue to subsidize the SCMC Portfolio's expenses.

Q.	How do the investment objectives and policies of the SCMC Portfolio and the Growth Portfolio compare?

A.

Securities Management and Research, Inc. (SM&R) is the investment adviser to both the SCMC Portfolio and the Growth Portfolio.  Both Portfolios pursue similar investment objectives, long-term capital growth in the case of the SCMC Portfolio, and long-term capital appreciation in the case of the Growth Portfolio.  However, the SCMC Portfolios investment objective also incorporates its principal investment strategy of investing primarily in stocks of small to medium-sized companies.  Pursuant to a policy adopted by the Fund, SM&R normally invests at least 80% of the SCMC Portfolios total assets in stocks and equity-related securities of small to medium-sized companies, which SM&R considers to be companies with market capitalizations from $500 million to $30 billion.  The Growth Portfolio, on the other hand, is not restricted with respect to the size of companies in which it invests.

Q.	Will the Reorganization result in a higher investment advisory fee?

A.

No.  The Growth Portfolio pays SM&R a management fee of 0.50% of the Growth Portfolio's average daily net assets, while SCMC Portfolio is charged a management fee of 1.25% of the SCMC Portfolio's average daily net assets.  Each of the Portfolios pays SM&R an administrative service fee of 0.25% of average daily net assets for non-investment related management, administrative, transfer agent, and operational services to the portfolios.

Q.	Will the SCMC Portfolio have to pay any fees or expenses in connection with the Reorganization?

A.	No. All expenses associated with the Reorganization will be paid by SM&R.

Q.	Will the Reorganization create a taxable event for me?

A.	The Reorganization is intended to be tax-free for federal income tax purposes.

Q.	How do I provide my voting instructions?

A.	You can provide voting instructions for your shares of the SCMC Portfolio by mail using the enclosed voting instruction form.

Q.	What happens if the Reorganization is not approved?

A.

If shareholders of the SCMC Portfolio do not approve the Reorganization, the Reorganization will not take effect, and the Board will take such action as it deems to be in the best interests of the SCMC Portfolio and its shareholders.

Transfer of the Assets of

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

American National Small-Cap/Mid-Cap Portfolio

(the SCMC Portfolio)

To And In Exchange For Shares Of

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

American National Growth Portfolio

(the Growth Portfolio)

____________________

PROXY STATEMENT/PROSPECTUS

September 12, 2008

____________________

Special Meeting of Shareholders

To Be Held on Monday, October 27, 2008

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GURANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors (the Board) of American National Investment Accounts, Inc. (the Fund) for the purpose of the Special Meeting of Shareholders (the Meeting) of the SCMC Portfolio, to be held on Monday, October 27, 2008, at 9:30 AM Central Time, at the offices of Securities Management and Research, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.  At the Meeting, shareholders of the SCMC Portfolio will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the SCMC Portfolio to the Growth Portfolio (together with the SCMC Portfolio, the Portfolios, each a Portfolio), a separate series of the Fund, in return for shares of the Growth Portfolio (the Reorganization).  The SCMC Portfolio will then be terminated as a series of the Fund as soon as reasonably practicable thereafter.

Shares of the Portfolios are offered only to separate accounts established by American National Insurance Company (American National), a Texas insurance company, to fund variable annuity contracts and variable life insurance policies (each a Policy, collectively the Policies). American Nationals separate accounts are the shareholders of the Portfolios. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by American National in accordance with instructions received from the holders of the Policies (Policyowners). As a Policyowner of record at the close of business on August 29, 2008 (the Record Date), you have the right to instruct American National as to the manner in which shares of the Portfolios attributable to your Policy should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. To be effective, voting instructions must be received by American National before the close of business on October 24, 2008 (the Effective Time). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to American National.

This Proxy Statement/Prospectus sets forth concisely the information that Policyowners should know before providing their voting instructions on the Reorganization, and it should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information ("SAI") dated September 12, 2008, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.  A copy of such SAI is available upon request and without charge by writing to American National, One Moody Plaza, Galveston, Texas  77550-7999, or by calling toll-free 1-800-306-2959.

You may copy and review information about the Portfolios (including the SAI) at the SECs public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  Reports and other information about the Portfolios are available on the EDGAR Database on the SECs Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SECs Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C.  20549.

The Fund is an open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").  Securities Management and Research, Inc. ("SM&R") is the investment adviser of the SCMC Portfolio and the Growth Portfolio.  SM&R also serves as the distributor, custodian and transfer agent of the Portfolios.  The address of the Fund is 2450 South Shore Blvd., Suite 400.  Its phone number is  1-800-231-4639.

For a more detailed discussion of the investment objectives, policies and risks of the SCMC Portfolio and the Growth Portfolio, see the Funds Prospectus and SAI, each dated May 1, 2008, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Portfolios.  Such Prospectus accompanies this Proxy Statement/Prospectus.  No other parts of the Prospectus or SAI other than those that relate to the Portfolios are incorporated herein.  Copies of the Funds SAI, as well as the Fund's Semi-Annual Report for the fiscal period ended  June 30, 2008 and the Annual Report for the fiscal year ended December 31, 2007, which contains discussions of the market conditions and investment strategies that significantly affected the Portfolios during the fiscal year ended December 31, 2007, are available upon request and without charge by writing to American National, One Moody Plaza, Galveston, Texas 77550-7999, or by calling toll-free 1-800-306-2959.

As of August 29, 2008, there were [_____] shares of the SCMC Portfolio that were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about September 15, 2008.

Summary

This Summary is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and purchase and redemption procedures of the SCMC Portfolio with those of the Growth Portfolio.  Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Funds Prospectus, which includes additional information regarding the Portfolios.  This Summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Funds Prospectus, and the Reorganization Plan, which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

The Reorganization Plan provides that the SCMC Portfolio will transfer all assets and stated liabilities to the Growth Portfolio in exchange for shares of the Growth Portfolio in an amount equal in value to the aggregate net assets of the SCMC Portfolio.  These transfers are expected to occur after the close of business on or about October 31, 2008 (the "Closing Date"), based on the value of each Portfolio's assets as of the close of the regular trading session on the New York Stock Exchange (the "NYSE") (normally, 4:00 p.m. Eastern Time) on the Closing Date (the "Effective Time").

As soon as practicable after the transfer of the SCMC Portfolio's assets and stated liabilities to the Growth Portfolio in exchange for Growth Portfolio shares, the SCMC Portfolio will make a liquidating distribution to its shareholders, meaning the applicable separate accounts of American National, of the Growth Portfolio shares received.  As of such time, Policyowners with Policy values previously allocated to shares of the SCMC Portfolio will have Policy values allocated to shares of the Growth Portfolio having an aggregate net asset value equal to that of their SCMC Portfolio shares immediately prior to the Reorganization.  The SCMC Portfolio will then be terminated as a series of the Fund as soon as reasonably practicable thereafter.

The Board of Directors of the Fund, including the Directors who are not interested persons within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the 1940 Act) (Independent Directors), considered the proposed Reorganization at a meeting held on May 29, 2008.  After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see Board Considerations), the Board has determined that the Reorganization would be in the best interests of the SCMC Portfolio and its existing shareholders, and that the interests of existing shareholders of the Portfolios would not be diluted as a result of the transactions contemplated by the Reorganization.  THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S.federal income tax purposes as a tax-free reorganization.  If the Reorganization so qualifies, shareholders of the SCMC Portfolio will not recognize a gain or loss for federal income tax purposes as a result of the transactions contemplated by the Reorganization.    See Material Federal Income Tax Consequences of the Reorganization below for further information.

Special Considerations and Risk Factors

The SCMC Portfolio and the Growth Portfolio pursue similar investment objectives:  long-term capital growth in the case of the SCMC Portfolio, and long-term capital appreciation in the case of the Growth Portfolio.  However, the SCMC Portfolios investment objective also incorporates its principal investment strategy of investing primarily in stocks of small to medium-sized companies.  The SCMC Portfolio normally invests at least 80% of its total assets in stocks of small to medium-sized companies, whereas the Growth Fund may invest in stocks of companies of any size.  This is the primary distinction between the Portfolios.  Other distinctions between the Portfolios are that (a) the SCMC Portfolio may invest in potentially high-risk derivatives; (b) the SCMC Portfolio may invest in private placements; and (c) the SCMC Portfolios stock selection may reflect a growth or value approach, whereas the Growth Portfolio pursues a value approach in stock selection.  See Comparison of the SCMC Portfolio and the Growth Portfolio below for a further description of similarities and differences between the Portfolios.  An investment in the Growth Portfolio involves investment risks that are substantially similar to those of the SCMC Portfolio.  For a more complete discussion of the risks associated with the SCMC Portfolio, see "Main Risks" below.

As of August 29, 2008, total net assets in the SCMC Portfolio and the Growth Portfolio were $________ and $__________, respectively.

Comparison of the SCMC Portfolio and the Growth Portfolio

The following discussion is primarily a summary of certain parts of the Funds Prospectus with respect to the SCMC Portfolio and the Growth Portfolio.  Information contained in this Proxy Statement/Prospectus is qualified by the more complete information set forth in such Prospectus, which is incorporated herein by reference.

Investment Objectives and Investment Strategies of the Portfolios

The SCMC Portfolios investment objective is to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.  The Growth Portfolios investment objective is to achieve long-term capital appreciation.  The investment goals, primary approaches and related risks of the Portfolios are discussed below.  Each Portfolios investment objective may not be changed in any material way without the approval of a majority of the outstanding voting shares of the Portfolio (as such term is defined in the 1940 Act).   The fundamental investment limitations and non-fundamental operating policies of the Portfolios are identical.  See Fundamental Investment Limitations and Non-Fundamental Operating Policies in the Funds SAI for information regarding these matters.

Goals/Approaches.  Under normal circumstances, the SCMC Portfolio invests at least 80% of its total assets in stocks and equity-related securities of small to medium-sized companies, which SM&R considers to be companies with market capitalizations from $500 million to $30 billion.  The market capitalization of a company is its stock price per share multiplied by the number of its outstanding shares.  This policy may not be changed without providing shareholders with at least sixty (60) days prior notice.  The Growth Portfolio normally invests at least 80% of its total assets in common stocks of companies of any size.

The SCMC Portfolios stock selection may reflect either a growth or a value investment approach.  A growth stock would include one whose price/earnings ratio is attractive relative to the underlying growth rate.  An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.  The SCMC Portfolios holdings will be widely diversified by industry and company; under most circumstances the average position in any one stock is less than 1.5% of the Portfolios total assets.  The SCMC Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In selecting stocks for the Growth Portfolio, SM&R chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time, and SM&R places an emphasis on companies with growth potential.  SM&R identifies candidate stock investments for the Growth Portfolio based on (1) low equity valuation and (2) improving earnings.  SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the markets as a whole.  The Growth Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as overweighting.  Examples of sectors with higher growth prospects include technology and healthcare.  On the other hand, the Growth Portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as underweighting.  SM&R generally believes in never having less than half or more than double the market weighting in any one sector.  As a result of such strategic overweighting and underweighting, the Growth Portfolios performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

  Temporary Defensive Measures.  During unfavorable market conditions, each Portfolio may, but is not required to, make temporary investments that are not consistent with its investment objectives and principal strategies.  The Growth Portfolio, for example, on a temporary basis may invest in commercial paper that at the date of such investment is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit of domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.  The SCMC Portfolio on a temporary basis may invest without limitation in money market reserves.  If a Portfolio takes such defensive measures, or if a Portfolio departs from its investment policies in other limited appropriate circumstances, it may not achieve its investment objectives.

Portfolio Turnover.  Each of the Portfolios may trade actively and frequently to achieve its investment objective.  A higher turnover rate may increase transaction costs, affecting the Portfolios performance over time.

Preferred Stocks; Convertible Securities.  Both the SCMC Portfolio and the Growth Portfolio invest primarily in common stocks.  The Growth Portfolio may also invest in convertible preferred stocks rated at least B by Standard and Poors Corporation (S&P) or at least b by Moodys Investor Services, Inc. (Moodys), and convertible debentures and notes rated at least B by S&P and Moodys corporate bond ratings.  Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.  The SCMC Portfolio generally may invest in any kind of security or instrument, including common stocks, preferred stocks, preferred stock and debt convertible into equity securities, warrants (options to buy a stated number of shares of common stock at a specified price any time during the specified term), and fixed income securities (without regard to quality or rating).

Derivatives Transactions.  The Growth Portfolio does not employ derivatives transactions.  The SCMC Portfolio, on the other hand, may invest in certain potentially high-risk derivative instruments, such as futures, options, and hybrid instruments that combine the characteristics of securities, futures, and options.  Under a hybrid instrument, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index.  Such securities may bear interest or pay dividends at below market or even relatively nominal rates.  SM&R may invest up to 10% of the SCMC Portfolios total assets in hybrid instruments.  Hybrid instruments, like other derivatives investments, can have volatile prices and limited liquidity, and their use by the SCMC Portfolio may not be successful.

Private Placements.  The SCMC Portfolio may invest in private placements.  These securities are sold directly to a small number of investors, usually institutions.  Unlike public offerings of securities, securities sold in private placements are not registered with the SEC.  Although certain of these securities may be readily sold, for example under Rule 144A under the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs.  The Growth Portfolio does not participate in private placements.

Illiquid and Restricted Securities.  The SCMC Portfolio and the Growth Portfolio also may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933.  Neither Portfolio will invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined to be liquid by SM&R, pursuant to a delegation of such determination authority by the Board of Directors of the Fund, are not subject to this limitation.

Securities Lending.  The SCMC Portfolio and the Growth Portfolio may lend portfolio securities to brokers, dealers and other financial organizations.  Loans of securities by a Portfolio, if and when made, may not exceed 33% of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Diversification.  The SCMC Portfolio and the Growth Portfolio are diversified, which means that with respect to 75% of each Portfolio's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer (excluding U.S. Government securities).

For more information on the Portfolios management policies, see each Portfolios "Fund Summary" in the Funds Prospectus and "Investment Objectives and Policies" and Investment Techniques in the Fund's SAI.

Main Risks

As with any fund that invests in stocks, an investment in either of the Portfolios may fluctuate in value, and the possible loss of your investment is a risk of investing.  A Portfolio's price per share will fluctuate due to changes in the market prices of its investments.  An investment in a Portfolio may not grow as fast as the rate of  inflation.  Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds.  As a result, the value of your investment in the Growth Portfolio, as in the SCMC Portfolio, will fluctuate, which means you could lose money.

The risks involved in investing in each Portfolio are in most respects similar.  The primary differences between the risks facing the SCMC Portfolio and the Growth Portfolio are that the risks associated with investing in the equity securities of small companies are greater in connection with the SCMC Portfolio, and risks associated with investing in growth stocks are greater in connection with the Growth Portfolio.  The Growth Portfolio will, however, face small company risk to the extent that it invests in such companies.  Similarly, the SCMC Portfolio will face growth stock risk to the extent that it invests in growth stocks.  The following risks, therefore, are applicable to both the SCMC and the Growth Portfolio.

Market Risk.  The major risks of investing in both Portfolios are those of investing in the stock market.  The market value of each of the Portfolios securities could decline.

Growth stock risk.  Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Portfolio's investment style and objective, an investment in the Portfolios may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investment Style or Management Risk.  SM&Rs investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results.

Small Company Investment Risks.  Investing in small companies generally involves more risks than investing in more established larger companies.  Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks.  Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience.  Such companies usually do not pay significant dividends that could cushion returns in a falling market.

For a complete description of investments risks of the Portfolios, see each Portfolios "Fund Summary" and "Additional Explanation of Risk Factors" in the Funds Prospectus and "Investment Objectives and Policies" in the Funds SAI.

Portfolio Expenses and Performance

Fees and Expenses.  The fees and expenses set forth below are for the twelve month period ended June 30, 2008, which are based upon unaudited financial statements for the period.  The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the SCMC Portfolio and the Growth Portfolio, as adjusted showing the effect of the Reorganization had it occurred on such date.  Annual fund operating expenses are paid out of Portfolio assets, so their effect is reflected in share prices.  "Other Expenses" are based on estimated amounts for the current fiscal year.  Actual expenses may be greater or less than the amounts listed in the table.  These fees and expenses do not take into account the fees and expenses imposed by the American National separate account through which your investment in the Portfolios may be made.

Annual Portfolio Operating Expenses as apercentage of average daily net assets:
	SCMC Portfolio	Growth Portfolio	Pro Forma After Reorganization Growth Portfolio
Management fees	1.25%	0.50%	0.50%
Other Expenses(1)	1.40%	0.44%	0.65%
Total Annual Portfolio Operating Expenses	2.65%	0.94%	1.15%
Fee Waiver and Expense Reimbursement(2)	(1.53)%	(0.07)%	(0.28)%
Net Expenses	1.12%	0.87%	0.87%

(1)   Includes a 0.25% service fee for each Portfolio.

(2)   SM&R has voluntarily agreed to reimburse fees and expenses in excess of the following amounts:  SCMC Portfolio 1.12%; Growth Portfolio 0.87%.  This arrangement extends until April 30, 2009 and may be terminated at any time thereafter by SM&R.

                                                                                                                                                                                                                                         Expense Example

This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.  This example does not take into account the fees and expenses imposed by the American National separate account through which your investment in the Portfolios is made.

The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that each Portfolios operating expenses remain the same.  To the extent that fees are waived and/or expenses are reimbursed, your expenses will be lower.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	SCMC Portfolio	Growth Portfolio	Pro Forma After Reorganization3/4 Growth Portfolio
1 Year	$268	$96	$117
3 Years	$823	$300	$365
5 Years	$1405	$520	$633
10 Years	$2983	$1155	$1398

Past Performance.  The bar chart and table below illustrate the risks of investing in the Growth Portfolio and the SCMC Portfolio.  The bar chart shows the changes in the performance of the Portfolios shares from year to year.  The table compares the average annual total returns of the Portfolios shares to those of two appropriate benchmark indexes.  The returns shown are net of expenses, but do not reflect additional fees and expenses that are deducted by the Policy through which you invest.  If the additional fees and expenses that are deducted in connection with your Policy were included, the performance shown would be lower.

The past performance of the Portfolios is not necessarily an indication of future performance.

SCMC Portfolio (commended operations May 1, 2000)Year-by-year total returns as of 12/31 each year:
(54.55)%	(56.67)%	84.62%	8.33%	3.85%	14.81%	29.03%
2001	2002	2003	2004	2005	2006	2007

Best Quarter:	June 30, 2003	35.71%
Worst Quarter:	March 31, 2001	(51.52)%

The year-to-date total return for the SCMC Portfolio as of June 30, 2008 was (-15.00) %.

Growth Portfolio Year-by-year total returns as of 12/31 each year:
18.62%	14.99%	2.82%	(16.12)%	(27.61)%	27.07%	7.45%	3.13%	13.09%	5.37%
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Best Quarter:	December 31, 1998	17.05%
Worst Quarter:	September 30, 2002	(16.03)%

The year-to-date total return for the Growth Portfolio as of June 30, 2008 was (13.29) %.

	1 Year	5 Years	Since Inception (5/1/2000)
SCMC Portfolio	29.03%	25.21%	(11.26)%
NASDAQ*	9.81%	5.50%	(7.33)%
Lipper Small-Cap Growth Index**	9.68%	15.44%	3.72%

         The returns in the table above reflect the reinvestment of dividends and other fees and expenses at the Portfolio level.  They do not reflect any charges or other expenses of your Policy.  If such charges and fees were included, the returns shown would be lower.

*       NASDAQ is a market capitalization weighted index that tracks the prices of all stocks traded on the NASDAQ stock market.  NASDAQ specializes in emerging companies and is especially laden with technology and telecommunications firms.

**    The Lipper Small-Cap Growth Index tracks the performance of the thirty largest small-cap growth mutual funds, as categorized by Lipper, Inc.

	1 Year	5 Years	10 Years
Growth Portfolio	5.37%	10.91%	3.05%
S&P 500*	5.50%	12.83%	5.91%
Lipper Large-Cap Core Fund Index**	11.20%	15.07%	7.22%

         The returns in the table above reflect the reinvestment of dividends and other fees and expenses at the Portfolio level.  They do not reflect any charges or other expenses of your Policy.  If such charges and fees were included, the returns shown would be lower.

*       The S&P 500 is the Standard & Poors Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices, which does not take into consideration the deduction of fees commonly charged by mutual fund companies.  Standard & Poors, S&P, and S&P 500 are registered trademarks of Standard & Poors Corporation.

**    The Lipper Large-Cap Core Index tracks the performance of the thirty largest large-cap core mutual funds, as categorized by Lipper, Inc.  Large-Cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500.

Management of the SCMC Portfolio and Growth Portfolio

Investment Manager and Management Agreements

Investment Manager.  The Funds Board of Directors has delegated to SM&R, 2450 South Shore Boulevard, League City, Texas 77573, the Portfolios investment adviser, the management of the Portfolios day-to-day business and affairs.  In addition, SM&R invests the Portfolios assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and distributor.  SM&R is a wholly-owned subsidiary of American National. SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

Management Agreements.  SM&R provides investment advisory and management services to the SCMC Portfolio and the Growth Portfolio pursuant to investment advisory agreements (the "SM&R Advisory Agreements").  Under the SM&R Advisory Agreements, SM&R is entitled to an investment advisory fee of 1.25% of the average daily net assets of the SCMC Portfolio and 0.50% of the average daily net assets of the Growth Portfolio.  Each of the Portfolios also pays SM&R an administrative fee of 0.25% of its average daily net assets pursuant to separate administrative services agreements.  In its administrative services agreement with the Portfolios, SM&R has agreed to pay or reimburse each of the Portfolios expenses in excess of 1.50% per year of the Portfolios average daily net assets.  Regular operating expenses include the advisory fee and administrative service fee paid to SM&R, but do not include interest, taxes, commissions, and other expenses incidental to Portfolio transactions.  Pursuant to a voluntary obligation, SM&R has agreed to waive its fee, and if necessary, reimburse the Portfolios through April 30, 2009, to the extent total annual operating expenses exceed 0.87% of the average daily net assets of the Growth Portfolio and 1.12% of the average daily net assets of the SCMC Portfolio.  SM&R has advised the Board that it may not continue the expense cap with respect to the SCMC Portfolio if the Reorganization is not approved by shareholders.

A discussion of the basis of the Boards approval of the Advisory Agreements is available in the Funds Annual Report to shareholders for the fiscal year ended December 31, 2007.

Portfolio Managers.  The Portfolio Managers of the SCMC Portfolio are Anne M. LeMire and Edward R. Moore.  Ms. LeMire has been Vice President, Head of Fixed Income for SM&R since 2003 and is a member of SM&Rs investment committee.   She is also the Portfolio Manager for the Growth Portfolio, as well as the American National Government Bond, High Yield Bond, and Money Market Portfolios and Co-Portfolio Manager of the American National Equity Income Portfolio.  All of such portfolios are separate series of the Fund.  Mr. Moore joined SM&R in May 2000 as a Portfolio Manager of the SCMC Portfolio.

Ms. LeMire is expected to remain the Portfolio Manager of the Growth Portfolio following the Reorganization.  For information regarding the Portfolio Managers, see Portfolio Management in the Funds Prospectus and Additional Information Regarding Portfolio Managers in the Funds SAI.

Comparison of PURCHASE AND REDEMPTION POLICIES

General (How Shares Are Priced)

The purchase and redemption policies of the SCMC Portfolio and the Growth Portfolio are identical.  Each Portfolios offering price is calculated once each day the New York Stock Exchange is open for regular trading on any SM&R business day. The offering price equals the Portfolio's net asset value ("NAV") computed as follows:

Total Assets - Liabilities

Net Asset Value      =           -------------------------------------

                                                Number of Shares Outstanding

Each Portfolio prices investments at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds Board of Directors. The Portfolios also may use fair value pricing if the value of a security held by a Portfolio is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the underlying securities.

Effective Date of Purchases and Redemptions (When Shares Are Priced)

Calculation of NAV is made once each SM&R business day at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time).  NAV is not calculated on SM&R business holidays or other days the Exchange is closed.  In the event the Exchange closes early on a particular day, SM&R will determine the NAV as of such earlier closing time.  SM&R generally bases purchase and redemption orders for each Portfolio on the Portfolios NAV next computed after you submit a request in good order to American National, but only if American National sends SM&R the required information on a timely basis.  In unusual circumstances, either of the Portfolios may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as permitted by federal securities laws.

Please refer to the applicable prospectus for your Policy for information on how to purchase or invest and how you can withdraw money and obtain other benefits from your Policy.  Those prospectuses describe certain limits and restrictions and all applicable fees and charges, including sales charges and withdrawal (surrender) charges.

Distributions.  Each Portfolio earns dividends, interest, and other income from its investments and distributes this income (less expenses) to shareholders as dividends.  Each Portfolio also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions.  Dividend distributions are made annually, and capital gains distributions are made at least annually.  All distributions will be automatically invested in additional shares of the applicable Portfolio.

Information Relating to the Reorganization

Description of the Reorganization.  The following summary of the Reorganization Plan is qualified in its entirety by reference to the Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix A.  The Reorganization Plan provides that, subject to the requisite approval of the SCMC Portfolio's shareholders, the Growth Portfolio will acquire all of the assets of the SCMC Portfolio in exchange for Growth Portfolio shares and the assumption by the Growth Portfolio of the SCMC Portfolio's stated liabilities on October 31, 2008 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Growth Portfolio shares to be issued to the SCMC Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets of the SCMC Portfolio and the Growth Portfolio, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern Time) on the Closing Date.  Portfolio securities of the SCMC Portfolio and the Growth Portfolio will be valued in accordance with the valuation practices of the Fund, which are described under the caption "Pricing of Portfolio Shares" in the Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Fund's SAI.

On or before the Closing Date, the SCMC Portfolio will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the SCMC Portfolios shareholders, meaning the applicable separate accounts of American National, all of the SCMC Portfolio's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

As soon as conveniently practicable after the Closing Date, the SCMC Portfolio will liquidate and distribute pro rata to its shareholders of record (the American National separate accounts) as of the close of business on the Closing Date Growth Portfolio shares received by it in the Reorganization.  After such distribution and the winding up of its affairs, the SCMC Portfolio will be terminated and cease operations.  As of the Closing Date, you would no longer have any interest in the SCMC Portfolio through your Policy.   As of such time, your Policy values previously allocated to shares of the SCMC Portfolio would be allocated to shares of the Growth Portfolio having an aggregate net asset value equal to that of such SCMC Portfolio shares immediately prior to the Reorganization.

The Reorganization Plan may be amended at any time prior to the Reorganization.  The SCMC Portfolio will provide its shareholders with information describing any material amendment to the Reorganization Plan prior to shareholder consideration.  The obligations of the SCMC Portfolio and the Growth Portfolio under the Reorganization Plan are subject to various conditions, including approval by SCMC Portfolio shareholders holding the requisite number of the SCMC Portfolio shares and the continuing accuracy of various representations and warranties of the SCMC Portfolio and the Growth Portfolio.

All expenses of the Reorganization will be borne by SM&R.

Material Federal Income Tax Consequences of the Reorganization.  The following is a summary of the material anticipated federal income tax consequences of the Reorganization.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect).  This summary is limited to U.S. persons who hold shares of the SCMC Portfolio as capital assets for federal income tax purposes (generally, assets held for investment).

The exchange of the SCMC Portfolio assets for Growth Portfolio shares, the Growth Portfolio's assumption of the SCMC Portfolio's stated liabilities, and the SCMC Portfolio's distribution of those shares to SCMC Portfolio shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  SM&R has advised that, for federal income tax purposes:  (1) the transfer of all of the SCMC Portfolio's assets to the Growth Portfolio in exchange solely for Growth Portfolio shares and the assumption by the Growth Portfolio of the SCMC Portfolio's stated liabilities, followed by the distribution by the SCMC Portfolio of those Growth Portfolio shares to SCMC  Portfolio shareholders in complete liquidation of the SCMC Portfolio, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the SCMC Portfolio and the Growth Portfolio will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Growth Portfolio upon the receipt of the assets of the SCMC Portfolio in exchange solely for Growth Portfolio shares and the assumption by the Growth Portfolio of stated liabilities of the SCMC Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the SCMC Portfolio upon the transfer of its assets to the Growth Portfolio in exchange solely for Growth Portfolio shares and the assumption by the Growth Portfolio of stated liabilities of the SCMC Portfolio or upon the distribution (whether actual or constructive) of those Growth Portfolio shares to SCMC Portfolio shareholders in exchange for their shares of the SCMC Portfolio in liquidation of the SCMC Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by SCMC Portfolio shareholders upon the exchange of their SCMC Portfolio shares for Growth Portfolio shares pursuant to the Reorganization; (5) the aggregate tax basis for the Growth Portfolio shares received by each SCMC Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the SCMC Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Growth Portfolio shares received by each SCMC Portfolio shareholder will include the period during which the SCMC Portfolio shares exchanged therefor were held by such shareholder (provided the SCMC Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each SCMC Portfolio asset acquired by the Growth Portfolio will be the same as the tax basis of such asset to the SCMC Portfolio immediately prior to the Reorganization, and the holding period of each SCMC Portfolio asset in the hands of the Growth Portfolio will include the period during which that asset was held by the SCMC Portfolio.

Neither the SCMC Portfolio, the Growth Portfolio, nor SM&R has sought a tax ruling from the Internal Revenue Service ("IRS").

Capital Loss Carryforward.  As of its most recent fiscal year ended December 31, 2007, the SCMC Portfolio had $ 597,278 in capital loss carryforwards.

There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year.  Different amounts of the capital loss carryforward expire in different years.  Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the SCMC Portfolio's capital loss carryforward may expire unused.

This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws.  You should consult your tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state and local tax laws.

Capitalization

Each of the SCMC Portfolio and Growth Portfolio has classified its shares into a single class.  The following table sets forth, as of June 30, 2008, (1) the capitalization of shares of the SCMC Portfolio, (2) the capitalization of shares of the Growth Portfolio and (3) the pro forma capitalization of shares of the Growth Portfolio as adjusted showing the effect of the Reorganization had it occurred on such date.
	SCMC Portfolio	Growth Portfolio	Pro Forma After Reorganization Growth Portfolio
Total net assets	$5,260,436	$17,460,353	$22,720,789
Net asset value per share	$0.34	$1.50	$1.50
Shares outstanding	15,627,172	11,635,035	15,177,194

Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.

Shareholder Rights

Each Portfolio is organized as a series of the Fund, a Maryland corporation, and is governed by the same Articles of Incorporation, as amended and supplemented, and Bylaws.  As such, there are no material differences in the rights of either Portfolios shareholders.

Shares of each of the Portfolios are currently offered only to separate accounts of American National to fund variable annuity and variable life insurance policies issued by American National.  The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

Board Considerations

During discussions held on May 29, 2008, the Board raised various questions, and received responsive information from SM&R, regarding the Reorganization.  At the meeting, the Board, including the Independent Directors, were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Portfolios' objectives, investment limitations and policies; (c) performance history for the Portfolios; (d) that SM&R may no longer continue to subsidize the SCMC Portfolio if the Reorganization is not approved; (e) pro forma and/or estimated expense ratios for the Growth Portfolio; (f) any changes in fees to be paid or borne by shareholders of the SCMC Portfolio (directly or indirectly) after the Reorganization; (g) the potential economies of scale to be gained from the Reorganization; (h) any direct or indirect federal income tax consequences to the shareholders of the SCMC Portfolio; (i) the fact that the Growth Portfolio will assume stated liabilities of the SCMC Portfolio; (j) the fact that SM&R will directly or indirectly bear the Reorganization expenses incurred by the SCMC Portfolio and Growth Portfolio; and (k) the quality of management and compliance issues and regulatory developments.  The Board, including all of the Independent Directors, considered the above information, as well as other information, before approving the Reorganization Plan.

The Board, including all of the Independent Directors, determined that the Reorganization is in the best interests of the SCMC Portfolio and its shareholders and that the interests of the shareholders of the Portfolios will not be diluted as a result of the Reorganization.

The Board, including the Independent Directors, concluded that the Reorganization was in the best interests of shareholders for a number of reasons.  The Board reviewed other available options for the SCMC Portfolio, including continuing to operate the SCMC Portfolio but without expense subsidies, seeking a new adviser or sub-adviser of the SCMC Portfolio, reorganizing the SCMC Portfolio with one or more other series of the Fund, reorganizing the SCMC Portfolio with other available funds, and liquidating the SCMC Portfolio.  After reviewing alternatives, the Board, including the Independent Directors, concluded that the proposed Reorganization with the Growth Portfolio was the best course available to the SCMC Portfolio.  In reaching that conclusion, the Board noted that, based on the small size of the SCMC Portfolio and its expected sales growth, the SCMC Portfolio is not expected to reach a size that will provide a reasonable expense ratio without continued subsidies from SM&R.  In addition, the Board concluded that the Growth Portfolio was the best alternative, given that the investment objectives and policies of the Portfolios are similar, the expense ratio of the Growth Portfolio is lower, and the Growth Portfolio is managed by one of the two portfolio managers of the SCMC Portfolio.  The Board also noted that the SCMC Portfolio will not bear any expenses in connection with the Reorganization.  Based upon the Growth Portfolio's lower expense ratio and that SM&R may not continue to subsidize the SCMC Portfolio if the Reorganization is not approved by shareholders, and the fact that the SCMC Portfolio will not bear any costs associated with the Reorganization, the Board, including all of the Independent Directors, concluded that the interests of existing shareholders of the Portfolios would not be diluted as a result of the Reorganization.

Required Vote and Board's Recommendation

The Fund's Board of Directors, on behalf of the SCMC Portfolio, has approved the Reorganization Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the SCMC Portfolio and its shareholders and (2) the interests of shareholders of the Portfolios will not be diluted as a result of the Reorganization.  Pursuant to the Fund's charter documents, an affirmative vote of a majority of the SCMC Portfolio's shares outstanding and entitled to vote is required to approve the Reorganization Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION PLAN AND REORGANIZATION.

Additional Information About the SCMC Portfolio and Growth Portfolio

Information about the Portfolios is incorporated by reference into this Proxy Statement/Prospectus from the Fund's Prospectus forming a part of the Fund's Registration Statement on Form N-1A (33-36423).

The SCMC Portfolio and the Growth Portfolio are subject to the requirements of the 1940 Act, and the Fund files reports, proxy statements and other information with respect to the Portfolios with the Securities and Exchange Commission.  Reports, proxy statements and other information filed by the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F. Street, N.E., Room 1024, Washington, D.C.20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.smrinvest.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Taxes

The tax consequences of your investment in the Portfolios depend upon the provisions of your Policy.  For more information on taxes, please refer to the prospectus of the American National separate account that offers your Policy.  It is expected that shares of the Portfolios will be held by insurance company separate accounts under the terms of applicable Policies.  Under current tax law, dividends or capital gains distributions from a Portfolio are not taxable to Policyowners when such amounts are left to accumulate within a Policy.  Depending on the Policy, withdrawals from the Policy may be subject to ordinary income tax and, in addition, to a 10% penaly tax on withdrawals before age 59 2/3.

Financial Highlights

The financial highlights of the Growth Portfolio that are contained as Appendix B of this Proxy Statement/Prospectus have been derived from the financial statements audited by the Portfolios independent registered public accounting firm.

Voting Matters

Voting instructions are being solicited by American National by mail. In addition to the use of the mails, voting instructions may be solicited personally or by telephone by representatives of American National and/or SM&R.  American National may be paid for its expenses in sending soliciting materials to their Policyowners.  An outside firm may be retained to assist in the solicitation of voting instructions, primarily by contacting Policyowners by telephone.

          Shareholders are entitled to one vote for each SCMC Portfolio share held and fractional votes for each fractional SCMC Portfolio share held.    To be effective, voting instruction forms must be received by American National before the close of business on October 24, 2008 (the Effective Time).  Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specification made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted FOR the proposal. If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, abstentions), the SCMC Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal. For this reason, abstentions will have the effect of a no vote for the purpose of obtaining the requisite vote to approve the proposal.

American National will vote Portfolio shares attributable to Policies as to which no executed voting instruction forms are received by the Effective Time, as well as Portfolio shares not attributable to Policies and owned exclusively by American National, in the same proportion (for, against or abstain) as the voting instructions timely received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus and/or statement of additional information for the Policies.

           A quorum is constituted by the presence in person or by proxy of the holders of at least one-third of the SCMC Portfolios outstanding shares entitled to vote at the Meeting.  Because American National holds of record nearly all of the Portfolios shares, with a small amount being held by SM&R, it is anticipated that all such shares will be present at the Meeting.

          In the event sufficient votes to approve the proposal are not received, the Fund may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require the affirmative vote by the holders of a majority of the SCMC Portfolios shares eligible to vote that are represented at the Meeting in person or by proxy.  In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation. Generally, votes cast for the proposal will be voted in favor of such adjournment, and votes cast against the proposal will be voted against any adjournment (abstentions will be voted for or against adjournment in proportion to the shares voted for or against the proposal).

Approval of the Reorganization proposal by the shareholders of the SCMC Portfolio is a condition of the consummation of the Reorganization.  The votes of the Growth Portfolio's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

If the Reorganization is not approved, the SCMC Portfolio will continue as a series of the Fund, and the Board may consider other alternatives in the best interests of the shareholders of the SCMC Portfolio.

No Appraisal Rights.  The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

Security Ownership of Certain Beneficial Owners and Management

As of August 29, 2008, the directors and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Portfolios.

            As of August 29, 2008, the following shareholders were known by the Fund to own 5% or more of the Portfolios outstanding voting securities:
	SCMC Portfolio	Growth Portfolio
American National Variable Life Separate Account	_%	__%
American National Variable Annuity Separate Account	_%	_%
American National Group Unallocated Variable Annuity Separate Account	_%	_%
SM&R	_%	_%
American National	_%	_%

                The proportionate voting policy described in this Proxy Statement/Prospectus may result in certain Policyowners instructions affecting the vote of 5% or more of the SCMC Portfolios total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

Financial Statements and Experts

The audited financial statements of the Portfolios for the fiscal year ended December 31, 2007 have been incorporated herein by reference in reliance upon the reports of BKD, LLP, the Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.  American National will furnish, without charge, a copy of the Fund's most recent annual report on request.  Requests should be directed to American National at One MoodyPlaza, Galveston, Texas  77550-7999, or by calling toll-free 1-800-306-2959.

The fiscal year end of the Portfolios is December 31st.

Other Business

The Board knows of no other business to be brought before the Meeting.  However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of American National.

Shareholder Proposals

The Fund does not hold annual meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for the next shareholders meeting of the Fund subsequent to the Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE GIVEN PROMPTLY.  THEREFORE, POLICYOWNERS ARE URGED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

AMERICAN NATIONAL INVESTMENTS ACCOUNTS, INC.

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is adopted as of this _ day of ______, 2008, by American National Investment Accounts, Inc., a Maryland corporation (the Company), on behalf of the American National Small-Cap/Mid-Cap Portfolio (the Acquired Portfolio) and the American National Growth Portfolio (the Acquiring Portfolio), each a separate series of the Company.

WHEREAS, the Company is an open-end, management investment company registered pursuant to the Investment Company Act of 1940 ("1940 Act").

WHEREAS, the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation described in Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code").

WHEREAS, the contemplated reorganization and liquidation will consist of the (1) transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for shares of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), (2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, and (3) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Directors of the Company (the "Board of Directors") have determined, with respect to the Acquiring Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors has determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of the Acquiring Portfolio and the Acquired Portfolio separately, hereby covenants and agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ACQUIRED PORTFOLIO LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will (i) distribute to the Acquired Portfolio's shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio shareholders ("Acquired Portfolio Shareholders"). The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio Shares owned by such shareholders on the Closing Date. All issued and outstanding Acquired Portfolio Shares will simultaneously be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus.

1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the Acquired Portfolio's responsibility up to and including the Closing Date.

2. VALUATION

2.1. The value of the Assets shall be determined after the declaration of any dividends on the Closing Date as of the time for determining the Acquired Portfolio's net asset value per share as disclosed in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio using valuation procedures established by the Company's Board of Directors (such time and date being hereinafter called the "Valuation Date").

2.2. The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed as of the time for determining the Acquiring Portfolio's net asset value per share on the Closing Date in the manner disclosed in the Acquiring Portfolio's then-current prospectus and statement of additional information using valuation procedures established by the Company's Board of Directors.

2.3. The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined by dividing the value of the net assets attributable to shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by Securities Management and Research, Inc. (SM&R) and shall be subject to review by the Companys independent accountants.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be October 31, 2008, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of the closing time of the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time). The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

3.2. As soon as practicable after the Valuation Date, the Company will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Funds shareholders of record.  The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rate number of full and fractional shares of the Acquiring Fund due to each shareholder.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Company.  The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Company.

3.3  Immediately after the Valuation Date, the share transfer books of the Company relating to the Acquired Fund will be closed and no further transfer of shares will be made.

3.4  Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholders name.

3.5  As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

3.6. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors, an accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a) The Acquired Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

(b) The Company is an open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933 ("1933 Act"), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

(d) Except as otherwise disclosed to and accepted by the Company, on behalf of the Acquiring Portfolio, the current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Company, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio.

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date.

(h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio dated December 31, 2007, have been audited by BKD, LLP, independent auditors, and are in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since December 31, 2007, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such returns are currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder.

(m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Company and will have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors, on behalf of the Acquired Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o) The information to be furnished by the Acquired Portfolio for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement on Form N-14 ("Registration Statement") and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a) The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

(b) The Company is a registered open-end investment company and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

(d) Except as otherwise disclosed to and accepted by the Company, on behalf of the Acquired Portfolio, the current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Company, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing.

(f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound.

(g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2007, have been audited by BKD, LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i) Since December 31, 2007, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change.

(j) On the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder.

(l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Company and will have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(n) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be legally issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Company.

(o) The information to be furnished by the Company for use in the registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Company, on behalf of the Acquired Portfolio, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Portfolio, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11. The Acquiring Portfolio shall not change its Articles of Incorporation, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Portfolio prior to the Closing, except as required by the Commission.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Company, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

6.2. The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date.

6.3 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Company, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Portfolio, on or before the Closing Date; and

7.3. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to the Valuation Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Portfolio nor the Acquiring Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

9. BROKERAGE FEES AND EXPENSES

9.1. The Acquired Portfolio and the Acquiring Portfolio represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the Reorganization will be borne by SM&R. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Acquired Portfolio and the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with this Agreement inadvisable.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company, on behalf of either the Acquired Portfolio or the Acquiring Portfolio; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Company, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Company at 2450 South Shore Blvd., Suite 400, League City, Texas  77573.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the __ day of ______, 2008.

AMERICAN NATIONAL INVESTMENT                                                     AMERICAN NATIONAL INVESTMENT

ACCOUNTS, INC., on behalf of its series                                                      ACCOUNTS, INC., on behalf of its series

American National Small-Cap/Mid-Cap Portfolio                                       American National Growth Portfolio

 By:_______________                                                  By:________________

                Michael W. McCroskey,                                                                                    Brenda T. Koelemay,

President                                                                                                                Vice President and Treasurer

Appendix B

Growth Portfolio Financial Highlights

The following financial highlights table is intended to help you understand the Growth Portfolio's financial performance for the past five years, and for the unaudited six-month period ending June 30, 2008.  Certain information reflects financial results for a single Growth Portfolio share outstanding throughout the periods shown.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Portfolio (assuming reinvestment of all dividends and distributions).  This information is derived from the financial statements of the Fund, which for the years ended December 31, 2003, 2004 and 2005 have been audited by Tait Weller and Baker, LLP.  For the years ended, December 31, 2006 and 2007, the information has been audited by BKD, LLP.  BKD's report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.  Information for the semi-annual period ended June 30, 2008 has not been audited.

	(Unaudited)
	Six Months
	Ended
	June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003

Net asset value, beginning of period	$1.73		$1.69	$1.57	$1.54	$1.45	$1.15
Income (loss) from investment operations
Investment income - net	0.01		0.03	0.02	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.24)		0.06	0.19	0.03	0.09	0.30
Total from investment operations	(0.23)		0.09	0.21	0.05	0.11	0.31
Less distributions from
Investment income - net	0.00		(0.03)	(0.02)	(0.02)	(0.02)	(0.01)
Capital gains	0.00		(0.02)	(0.07)	0.00	0.00	0.00
Total distributions	0.00		(0.05)	(0.09)	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.50		$1.73	$1.69	$1.57	$1.54	$1.45
Total return	(13.29)%	**	5.37%	13.09%	3.13%	7.45%	27.07%

RATIOS (in percentages)/Supplemental Data
Net assets, end of period (000's omitted)	$17,460		$20,604	$20,160	$18,499	$18,517	$16,699
Ratio of expenses with reimbursement to average net assets (1)	0.87%	*	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of expenses without reimbursement to average net assets	0.93%	*	0.95%	0.96%	0.96%	0.90%	0.93%
Ratio of net investment income (loss) to average net assets	1.31%	*	1.45%	1.17%	1.16%	1.24%	0.90%
Portfolio turnover rate	4.77%		4.96%	93.06%	34.92%	1.23%	30.15%

* Ratios annualized
** Returns are not annualized
(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio until April 30, 2009.

VOTING INSTRUCTION FORM

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

Special Meeting of Shareholders of the American National Small-Cap/Mid-Cap Portfolio,

To Be Held on October 27, 2008

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the Policies) offered by American National Insurance Company (American National) hereby instructs American National to vote as indicated herein all of the shares of beneficial interest of the Small-Cap/Mid-Cap Portfolio (the SCMC Portfolio), a series of American National Investment Accounts, Inc. (the Fund), held in each separate account attributable to the Policies at the close of business on August 29, 2008 at a Special Meeting of Shareholders to be held at the offices of the SCMC Portfolios investment adviser, Securities Management and Research, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas  77573, on Monday, October 27, 2008 at 9:30 a.m., Central Time, and at any and all adjournments thereof.  These Voting Instructions shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

IF NO SELECTION IS MADE ON THE REVERSE SIDE, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.Signature(s) should be exactly as the name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
Dated:________, 2008 _____________ Signature(s) _____________ Signature(s)

Important:  Please sign and date above, and indicate your voting instruction on the reverse side of this form.  Return the completed form promptly in the enclosed envelope.

[Reverse Side]

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DONOT USE FINE POINT PENS.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THE PROPOSAL.  VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.
1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the SCMC Portfolio to the American National Growth Portfolio (the "Growth Portfolio"), a separate series of the Fund, in exchange for shares of the Growth Portfolio having an aggregate net asset value equal to the value of the SCMC Portfolio's assets and the assumption by the Growth Portfolio of the SCMC Portfolio's stated liabilities (the "Reorganization").  Shares of the Growth Portfolio received by the SCMC Portfolio in the Reorganization will be distributed by the SCMC Portfolio to its shareholders in liquidation of the SCMC Portfolio, after which the SCMC Portfolio will cease operations.

|_| FOR	|_| AGAINST	|_| ABSTAIN

If any other matter properly comes before the Special Meeting of Shareholders, American National will vote on such matter in accordance with its judgment.

YOUR VOTING INSTRUCTION IS IMPORTANT!  PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THESE VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE.

PART B

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

STATEMENT OF ADDITIONAL INFORMATION

September 12, 2008

Acquisition of the Assets and Liabilities of the American National Small-Cap/Mid-Cap Portfolio (the Acquired Fund), a series of American National Investment Accounts, Inc., 2450 South Shore Blvd., Suite 400, League City, Texas  77573

By and in Exchange for Shares of the American National Growth Portfolio (the Acquiring Fund), a series of American National Investment Accounts, Inc., 2450 South Shore Blvd., Suite 400, League City, Texas  77573

This Statement of Additional Information relates specifically to the reorganization of the Acquired Fund into the Acquiring Fund.  Pursuant to this reorganization, the Acquiring Fund would acquire all of the assets of the Acquired Fund, and Acquiring Fund shares would be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund.

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated September 12, 2008, relating to the matters referenced above may be obtained without charge by writing to American National Insurance Company, One Moody Plaza, Galveston, Texas  77550-7999, or by calling toll free 1-800-306-2959.   This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

This Statement of Additional Information consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein.

1.       Statement of Additional Information dated May 1, 2008, of American National Investment Accounts, Inc. (the Company) in the form filed by the Company with the Securities and Exchange Commission (the SEC) on April 17, 2008, pursuant to Rule  497 (Registration Nos. 811-06155 and 33-36423) (EDGAR Accession Number 0001104659-08-024950).

2.       The Financial Statements of the Acquired Fund and the Acquiring Fund, as included in the Companys Annual Report for the fiscal year ended December 31, 2007, in the form filed by the Company with the SEC on March 6, 2008, EDGAR Accession Number 0000867050-08-000005.

3.       The unaudited Financial Statements of the Acquired Fund and the Acquiring Fund, as included in the Companys Semi-Annual Report for the period ended June 30, 2008, in the form filed by the Company with the SEC on August 22, 2008, EDGAR Accession Number 0000867050-08-000015.

PRO FORMA FINANCIAL STATEMENTS

[to be included by Pre-Effective Amendment]

PART C

OTHER INFORMATION

Item 15.  INDEMNIFICATION

                The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgment paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director.  Such indemnification is pursuant to Section 3.15 of the Registrants By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A.

                Registrant, together with SM&R Investments, Inc. (SMRI), has purchased a directors and officers liability policy.  At a Joint Boards of Directors Meeting of Registrant and the SMRI fund held on May 29, 2008, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy.  The ICI Mutual Insurance Company is located at 1401 H Street, NW, Washington, DC  20005.  The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individuals insured, each claim deductible, $200,000 company reimbursement, each claim deductible and $200,000 company coverage, each claim deductible, and $200,000 company coverage for each unrealized liability, each claim deductible.  The aggregate limit of liability if $5,000,000.  The annual premium for 2008-2009 for the American National Investment Accounts, Inc. is $57,341.

                Additionally, Registrant is required to maintain a secured letter of credit.  However, due to the restrictions on making of loans, Registrant and Securities Management and Research, Inc. (SM&R) have entered into an undertaking whereby SM&R has secured a letter of credit from Frost National Bank in Galveston, Texas for the benefit of Registrant.  Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

Item 16.  EXHIBITS

                       1(a)                            Registrants Amended and Restated Articles of Incorporation are incorporated by reference to Exhibit (a)1.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

 (b)                            Registrants Articles Supplementary dated March 8, 2000 are incorporated by reference to Exhibit (a)2.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

 (c)                             Registrants Articles Supplementary dated April 14, 2000 are incorporated by reference to Exhibit (a)2.b. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

 (d)                                Registrants Articles Supplementary dated February 21, 2003 are incorporated by reference to Exhibit (a)2.c. to Post-Effective Amendment No. 16 to this Form N-1A Registration Statement.

 (e)                             Registrants Articles Supplementary dated February 15, 2007 are incorporated by reference to Exhibit (a)2.d. to Post-Effective Amendment No. 21 to this Form N-1A Registration Statement.

(2) See Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrants By-Laws.

(3) None.

(4)  Form of Agreement and Plan of Reorganization constitutes Appendix A of Part A hereof.

(5)  Reference is made to Exhibits 1(a) and 2 hereof.

(6)   (a) See Exhibit 5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrants Investment Advisory Agreement on behalf of the Growth Portfolio.

(b) Registrants Investment Advisory Agreement on behalf of the Small-Cap/Mid-Cap Portfolio is incorporated by reference to Exhibit (d)5. to Post-Effective Amendment No. 13 to Form N-1A Registration Statement.

(7)     See Exhibit 6a to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrants Fund Participation Agreement with the American National Variable Annuity Separate Account and Exhibit 6b with the American National Variable Life Separate Account.

(8)   None.

 (9)   See Exhibit 8a and Exhibit 8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrants current Custodian Agreement and Sub-Custodian Agreement.

(10) None.

(11) Exhibit 11 to Form N-14, the consent and opinion of Registrants counsel, Greer, Herz & Adams, L.L.P. is to be filed by pre-effective amendment.

(12)  None.

(13)  None.

(14)  Consent of independent auditors BKD, LLP is to be filed by pre-effective amendment.

(15) Financial Data Schedules are incorporated by reference as filed with Form N-SAR-B on 08/18/08.

(16) Power of Attorney is incorporated herein by reference to Exhibit (j)2. to Post-Effective Amendment No. 20 to the Form N-1A Registration Statement.

(17)  (a)  Growth Portfolio Financial Highlights are included as Appendix B to Part A hereof.

(b)     Form of Voting Instruction Form is filed herein.

(c)     Registrants Prospectus and Statement of Additional Information dated May 1, 2008 filed in Post-Effective Amendment No. 22  to the Registration Statement on Form N-1A are incorporated by reference as they relate to the Portfolios.

(d)     Registrants Audited Financial Reports for the Portfolios for the fiscal year ended December 31, 2007 filed on Form N-CSR are incorporated by reference.

(e)     Registrants Unaudited Semi-Annual Financial Reports for the Portfolios for the period ended June 30, 2008 filed on Form N-CSRS are incorporated by reference.

Item 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 23 to Registration Statement, pursuant to Rule 488 under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 23 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the _____ day of September, 2008.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

By:         __/s/ Michael W. McCroskey______

                Michael W. McCroskey, President

                Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 23 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND

FINANCIAL OFFICER:                                                                  PRINCIPAL ACCOUNTING OFFICER:

_/s/ Michael W. McCroskey_____                                    __/s/ Brenda T. Koelemay____

Michael W. McCroskey, President                                                   Brenda T. Koelemay, Treasurer

Date: _September _, 2008___                                                   Date: __ September _, 2008____

DIRECTORS

_/s/         _Florentino F. Gonzalez____                                _ _/s/ Robert V. Shattuck, Jr._____

*Florentino F. Gonzalez                                                                     *Robert V. Shattuck, Jr.

By: Michael W. McCroskey, Power of Attorney                           By: Michael W. McCroskey, Power of Attorney

Date: __ September _, 2008____                                      Date: __ September _, 2008____

__/s/ Lea McLeod Matthews____                                    __/s/ Donald P. Stevens         ____

*Lea McLeod Matthews                                                                   *Donald P. Stevens

By: Michael W. McCroskey, Power of Attorney                           By: Michael W. McCroskey, Power of Attorney

Date: __ September _, 2008____                                      Date: __ September _, 2008____

_/s/ Michael W. McCroskey    ____                                       _/s/ Steven H. Stubbs             ____

Michael W. McCroskey                                                                     *Steven H. Stubbs

Date: __ September _, 2008____                                      By: Michael W. McCroskey, Power of Attorney

                                                                                                                Date: __ September _, 2008____

_ /s/ Ann McLeod Moody           ____                                 ___/s/ Jamie G. Williams_____

*Ann McLeod Moody                                                                       *Jamie G. Williams

By: Michael W. McCroskey, Power of Attorney                           By: Michael W. McCroskey, Power of Attorney

Date: __ September _, 2008____                                      Date: __ September _, 2008____

_ _/s/ Edwin K. Nolan                  _____

*Edwin K. Nolan

By: Michael W. McCroskey, Power of Attorney

Date: __ September _, 2008____

*Pursuant to a Power of Attorney executed by the Board of Directors dated February 16, 2006 attached as Exhibit (j) 2 to Post-Effective Amendment No. 20.

                                         Index to Exhibits
                                            -----------------

Exhibit No.        Description of Exhibits
-----------        -----------------------

(11)               Form of Opinion and Consent of Greer, Herz & Adams, L.L.P. (to be filed by pre-effective amendment)

(14)              Consent of Independent Registered Public Accounting Firm (to be filed by pre-effective amendment.